JPMORGAN TRUST I

J.P. Morgan Municipal Bond Funds

JPMorgan California Tax Free Bond Fund

JPMorgan New York Tax Free Bond Fund

Summary Prospectuses, Prospectuses and Statement of Additional Information dated July 1, 2025, as supplemented

J.P. Morgan U.S. Equity Funds

JPMorgan U.S. GARP Equity Fund

Summary Prospectuses, Prospectuses and Statement of Additional Information dated November 1, 2025, as supplemented

JPMORGAN TRUST IV

J.P. Morgan Income Funds

JPMorgan Preferred and Income Securities Fund

Summary Prospectuses, Prospectuses and Statement of Additional Information dated November 1, 2025, as supplemented

(All Share Classes)

Supplement dated December 9, 2025

to the Summary Prospectuses, Prospectuses and Statements of Additional Information

as dated above

At a meeting held on November 18-20, 2025, each of the Boards of Trustees of JPMorgan Trust I and JPMorgan Trust IV (together, the “Board”) agreed to consider in February 2026 the conversion of the following four mutual funds to newly created exchange-traded funds (the “ETFs”) (each, a “Conversion”):

•	JPMorgan California Tax Free Bond Fund

•	JPMorgan New York Tax Free Bond Fund

•	JPMorgan U.S. GARP Equity Fund

•	JPMorgan Preferred and Income Securities Fund

If approved by the Board, it is currently proposed that the Conversions into the new ETFs would occur in the following quarter:

Mutual Fund Name	ETF Name	Proposed Conversion Date
JPMorgan California Tax Free Bond Fund	JPMorgan California Tax Free Bond ETF	June 12, 2026
JPMorgan New York Tax Free Bond Fund	JPMorgan New York Tax Free Bond ETF	June 12, 2026
JPMorgan U.S. GARP Equity Fund	JPMorgan Fundamental Data Science Large Growth ETF	July 10,2026
JPMorgan Preferred and Income Securities Fund	JPMorgan Preferred and Income Securities ETF	July 10, 2026

Each new ETF will be managed in a substantially similar manner as the current mutual funds except for JPMorgan Fundamental Data Science Large Growth ETF as described below:

The JPMorgan Fundamental Data Science Large Growth ETF will have the same objective and fundamental investment policies as the current mutual fund, but its investment process will be changed from a fundamental bottom-up approach to a fundamental data science approach and the portfolio management

SUP-CONV-MF-1225

team will change. In addition, as a result of the fact that the ETF’s name will be different and new requirements of Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), the new ETF will have a new 80% policy as follows:

Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large capitalization growth companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund generally defines large capitalization companies as those with a market capitalization similar to those within the universe of the Russell 1000® Growth Index at the time of purchase. As of the reconstitution of the Russell 1000 Growth Index on [ ], the market capitalization of the companies in the index ranged from $[ ] million to $[ ] trillion at the time of purchase. For purposes of this policy, growth companies are those that the adviser believes have growth potential compared to companies in the U.S. market more broadly, based on one or more or the following factors: projected future revenue growth, projected future earnings growth, historical revenue growth or historical earnings growth.

By converting these strategies to ETFs, J.P. Morgan Investment Management Inc. (“JPMIM”), the investment adviser for the mutual funds, believes shareholders in these mutual funds could benefit from reduced costs, including, in some cases, lower transfer agency costs and no Rule 12b-1 or service fees. JPMIM is communicating the proposed plans prior to Board approval in order to provide shareholders with ample notice of the proposed Conversions and allow them time to engage with JPMIM on the implications of the proposed transactions, including the need for shareholders to have a brokerage account prior to the Conversion. It is possible that the Conversions will not be approved or will not occur for other reasons, in which case the changes described herein would not take effect.

Each Conversion generally would consist of (1) the transfer of the mutual fund’s assets, subject to its liabilities, to the corresponding shell ETF for shares of the ETF; and (2) the distribution of the ETF shares to the mutual fund shareholders in complete liquidation of the mutual fund. If approved by the Board, no shareholder approval will be required prior to each Conversion. Assuming Board approval of the Conversions in the future, existing shareholders of each mutual fund will receive prior to the Conversion a combined information statement/prospectus describing in detail both the Conversion and the surviving ETF, and summarizing the Board’s considerations in approving the Conversion.

When the Conversions are considered, each Board, including the Trustees not deemed to be “interested persons” of the mutual funds pursuant to Section 2(a)(19) of the 1940 Act, will need to determine whether the Conversion is in the best interests of the target mutual fund and that the Conversion would not dilute the interests of the mutual fund’s shareholders.

The new ETFs have not commenced investment operations, and it is anticipated that each will not have shareholders prior to the Conversion.

It is anticipated that each Conversion will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss in connection with the Conversion, except to the extent that they receive cash in connection with the Conversion.

If (and only if) the Conversions are approved, the following changes will take effect on March 1, 2026 (the “Effective Date”):

1.	Class A and C Shares of the Funds will be publicly offered only on a limited basis.

2.	New accounts may no longer be established directly through JPMorgan Distribution Services, Inc. (the “Distributor”).

3.	No CDSC will be imposed on redemptions of the Class A or Class C Shares of the Funds.

4.	No sales charge will be imposed on purchases of Class A Shares of the Funds.

5.	No finders’ fees or upfront commissions will be paid to Financial Intermediaries on Class A or Class C Shares of the Funds.

6.	Any current Letter of Intent (LOI) under which Class A Shares of a Fund were purchased will be considered completed.

7.	Distribution (Rule 12b-1) Fees on all applicable Fund share classes will be waived.

Further information regarding these changes is included in the table below. As noted above, each of these changes will be implemented only if the Board approves the Conversions.

1. Limited Offering of Class A and C Shares

On the Effective Date, the following will be added as a new section immediately preceding the “What is the goal of the Fund?” section of each Fund’s Summary Prospectus for Class A and C Shares and of each Fund’s Prospectus for Class A, C and I Shares:

Currently, Class A and C Shares of the Fund are publicly offered on a limited basis. (See “Investing with J.P. Morgan Funds — FUNDS SUBJECT TO A LIMITED OFFERING” in the prospectus for more information.)

On the Effective Date, the following will be added as a new section for each of the Funds under the heading “Investing with J.P. Morgan Funds — FUNDS SUBJECT TO A LIMITED OFFERING — Limited Offering of Class A and Class C Shares”:

Class A and C Shares (each, a “Limited Class”) are publicly offered only on a limited basis and investors are not eligible to purchase a Limited Class except as described below. Except as otherwise described below, shareholders permitted to continue to purchase shares of a Limited Class include existing shareholders of record and, if the shareholder of record is an omnibus account, beneficial owners in that account as of the effective date of the limited offering.

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Existing shareholders of each Limited Class may continue to purchase additional shares of the Limited Class in their existing Fund accounts either through J.P. Morgan Funds Services or a Financial Intermediary and may continue to reinvest dividends or capital gains distributions from shares owned in the Fund.

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Group Retirement Plans (as defined in the Glossary) (and their successor, related and affiliated plans), which have a Limited Class available may continue to open accounts for new participants and can purchase additional shares in existing participant accounts.

2. No New Accounts Through Distributor

In addition, on the Effective Date, the first paragraph of the “Investing with J.P. Morgan Funds — PURCHASING FUND SHARES” section of the Prospectuses is deleted in its entirety with respect to the Funds and replaced with the following:

Prior to March 1, 2026, you may purchase shares directly from the J.P. Morgan Funds through the Distributor or through your Financial Intermediary. Effective March 1, 2026, new accounts will not be established directly through the Distributor.

3. CDSC Waiver on Class A and C Shares

In addition, on the Effective Date, the following paragraph relating to the Funds will be included in the “Fees and Expenses of the Fund” section in the Summary Prospectuses and in the “Risk/Return Summary” of the Prospectuses and in the “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION — Waiver of the Class A and Class C CDSC” section of the Prospectuses:

Beginning on March 1, 2026, no CDSC will be imposed on redemptions of the Class A or Class C Shares of the Funds.

4. Sales Charge Waiver on Class A and C Shares

In addition, on the Effective Date, the following will be added to “Fees and Expenses of the Fund” section in the Summary Prospectuses and in the “Risk/Return Summary” of the Prospectuses and included as the third paragraph in the “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION — Class A Shares” section of the Prospectuses:

Beginning on March 1, 2026, no sales charge will be imposed on purchases of Class A Shares of the Funds. As a result, any subsequent purchases of the Funds will not be eligible assets for future rights of accumulation or letter of intent purchases.

5. No Finders’ Fees on Class A and C Shares	In addition, on the Effective Date, no finders’ fees or upfront commissions will be paid to Financial Intermediaries on Class A or Class C Shares of the Funds.
6. Forgiving Letter of Intent Obligations

In addition, on the Effective Date, the following paragraph relating to the Funds will be included in the “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION — Reducing Your Class A Shares Charges — Letter of Intent” section of the Prospectuses:

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Effective March 1, 2026, any current Letter of Intent (LOI) under which Class A Shares of a Fund were purchased will be considered completed. As a result, after that date, commissions to dealers will not be adjusted or paid on the difference between the Letter of Intent amount and the amount actually invested before March 1, 2026. Because an LOI may include Class A purchases of other J.P. Morgan Funds (other than the Funds), this completion will cancel the LOI for all future Class A purchases of those funds. You will need to enter into a new LOI if you want to continue to make Class A purchases in other J.P. Morgan Funds at a reduced front-end sales charge. This change may also apply to the LOIs described in Appendix A — Financial Intermediary-Specific Sales Charge Waivers — Letter of Intent. Please check with your financial intermediary.

7. Waiver of Distribution (Rule 12b-1) Fees	In addition, on the Effective Date, Distribution (Rule 12b-1) Fees on all applicable Fund share classes will be waived.

If the Conversions are approved by the Board, an information statement/prospectus that will be included in a registration statement on Form N-14 will be filed with the Securities and Exchange Commission (the “SEC”). After the registration statement is filed with the SEC, it may be amended or withdrawn and the information statement/prospectus will not be distributed to shareholders unless and until the registration statement is declared effective by the SEC. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Conversions. After they are filed, free copies of the materials will be available on the SEC’s web site at www.sec.gov. These materials also will be available at www.jpmorganfunds.com and a paper copy can be obtained at no charge by calling 1-800-480-4111.

This communication is for informational purposes only and does not constitute an offer of any securities for sale. No offer of securities will be made except pursuant to a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY

PROSPECTUSES, PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE